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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 6, 2004

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                       000-28761               88-0380546
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation                  File Number)         Identification No.)

           6865 SW 18th Street, Suite B13
                 Boca Raton, Florida                                33433
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:   (561) 393-0605

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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events.

On June 20, 2002, JAG Media Holdings, Inc. and its then President and Chief Executive Officer, Gary Valinoti, filed a complaint in the 165th District Court of Harris County, Texas against over 150 brokerage firms, alleging, among other things, a conspiracy among the defendants to short sell JAG Media stock. The original lawsuit was subsequently amended on June 24, 2002 and was removed to the United States District Court for the Southern District of Texas. The plaintiffs subsequently filed a motion in the United States District Court for the Southern District of Texas to have the action remanded back to the state court where it was originally commenced. That motion was denied and the action remained in the federal district court. On October 1, 2003, the Court denied various motions to dismiss made on behalf of the defendants. However, in its ruling, the Court indicated that all motions to dismiss could have been granted in light of the defective pleadings made by plaintiffs and allowed plaintiffs 20 days to file an amended complaint to comply with certain pleading requirements of the Court. Plaintiffs filed their third amended complaint within the required period.

After plaintiffs filed their third amended complaint, 78 out of a total of approximately 150 defendants again filed a motion to dismiss the lawsuit. On September 6, 2004, the Court entered an order granting the moving defendants' motion to dismiss the lawsuit, again citing various deficiencies in the pleadings. The Court did not grant the plaintiffs leave to replead.

The Company has met with its attorneys, and is currently evaluating with its attorneys its options for recommencing an action against certain defendants and possibly other parties in light of the court's order.

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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JAG MEDIA HOLDINGS, INC.


                                             By:  /s/ Thomas J. Mazzarisi
                                                  ------------------------------
                                                  Thomas J. Mazzarisi
                                                  Chief Executive Officer


Dated:  October 5, 2004